Exhibit 99.2
                                  CERTIFICATION
                                       OF
                                 PERIODIC REPORT

     I, Robert G. Booe, Vice President and Chief Financial Officer of Midwest Grain Products, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-K of the Company for the period ended June 30, 2002, (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 6, 2002


                                             /s/ Robert G. Booe
                                             Robert G. Booe
                                             Vice President and Chief Financial
                                             Officer